Exhibit 99.1

Monogram Residential Trust, Inc. Presentation June 2015 1 The Cameron - Silver Spring, MD

Forward Looking Statements 2 This presentation contains forward-looking statements relating to the business and financial outlook of Monogram Residential Trust, Inc. (“Monogram”) that are based on our current expectations, estimates, forecasts and projections and are not guarantees of future performance. Actual results may differ materially from those expressed in these forward-looking statements, and you should not place undue reliance on any such statements. A number of important factors could cause actual results to differ materially from the forward-looking statements contained in this presentation. Such factors include the risk that we may not achieve the expected benefits of the PGGM transaction described herein, that we may not meet our expected funds from operations, net operating income or other performance metrics, and other factors described in the Risk Factors section of Monogram’s Annual Report on Form 10-K for the year ended December 31, 2014 and in subsequent filings with the SEC. Forward-looking statements in this presentation speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. MONOGRAM RESIDENTIAL TRUST

Important Information 3 Funds from operations (“FFO”) is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. We use FFO as currently defined by NAREIT to be net income (loss), computed in accordance with GAAP and gains (or losses) from sales of property (including deemed sales and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets, impairment write-downs of depreciable real estate or of investments in unconsolidated real estate partnerships, joint ventures and subsidiaries that are driven by measurable decreases in the fair value of depreciable real estate assets, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries and noncontrolling interests. Net Operating Income (“NOI”) is calculated as total rental revenue less direct property operating expenses, including real estate taxes. NOI does not include property management revenues, interest income, property management expenses, depreciation, interest and other finance expense, corporate general and administrative expenses, overhead allocations and other non-onsite operations. We believe that NOI provides a supplemental measure of our operating performance because NOI reflects the operating performance of our properties and excludes items that are not generally associated with real estate industry defined property operations. Our Same Store multifamily communities are defined as those that are stabilized and comparable for both the current and prior reporting year. We view Same Store NOI as an important measure of the operating performance of our properties because it allows us to compare operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by lease up activity, acquisitions or dispositions during the periods under review. MONOGRAM RESIDENTIAL TRUST

Well Diversified Across Regions and Markets Monogram Residential Trust (NYSE: MORE) Uniquely High Quality Multifamily Platform with Strong Growth Trajectory Young Class A Portfolio Focused on Coastal and Growth Markets Track Record of Superior Operational Performance Development Program to Fuel Accretive Growth Strong Balance Sheet with Proven Access to Capital Highly Experienced and Deep Management Team MONOGRAM RESIDENTIAL TRUST 4 CYAN on Peachtree – Atlanta, GA

Recent Highlights and Outlook 5 Listed shares of common stock on the New York Stock Exchange on November 21, 2014 Simultaneous with the listing, commenced a modified “Dutch Auction” tender offer, and purchased approximately 2.4 million common shares for $9.25 per share January 2015 entered into a new $200 million credit facility with an accordion feature to increase the amount available by an additional $200 million As of March 31, 2015, achieved occupancy in same store portfolio of 95% with an average monthly rental revenue per unit of $1,797 May 2015 acquired PGGM’s JV interests in six multifamily communities and one mezzanine loan for a gross purchase price of $224.6 million Substantial progress in continuing to complete and stabilize existing development pipeline One community completed and fully stabilized Four communities stabilized in Q1 2015 Two communities currently in lease up Eleven communities currently under construction, with an additional site held for future development 2015 same store NOI growth forecast between 2.5% and 3.5% MONOGRAM RESIDENTIAL TRUST

A Strategy for Growth & Value Creation Blue Sol – Costa Mesa, CA Everly – Wakefield, MA 6 Class A Communities in High-Density Urban and Infill Submarkets Transit oriented locations Vibrant areas offering cultural, retail and restaurant amenities Affluent neighborhoods, with favorable rent vs. own characteristics Target Major Markets, With Track Record of Growth Preferential focus on desirable coastal regions Top markets with high renter demand and significant institutional capital Well Diversified Across Regions and Markets Same Store NOI does not exceed 20% concentration in any region Diversified among socioeconomic factors MONOGRAM RESIDENTIAL TRUST

MONOGRAM RESIDENTIAL TRUST 7 Portfolio assembled post-financial crisis with ~90% of acquisitions occurring in 2009-2011 Focus on off-market transactions (short sales, foreclosures, failed condos, future development potential, etc.) More recent shift in investment to development in core locations Capture incremental value creation at appropriate time in the cycle (in Millions) Consolidated Acquisition Volume by Year (1) (in Millions) Total Consolidated Development Capital Commitments by Year Proven Track Record of Growth Note Inclusive of acquisition costs of properties subsequently sold. Assets acquired in the PGGM acquisition during May 2015 are reflected in prior years. No acquisition activity in 2014 or 2015 or development commitments in 2015 0 200 400 600 800 '07 '08 '09 '10 '11 '12 '13 '14 0 250 500 750 1,000 '07 '08 '09 '10 '11 '12 '13 '14

High Quality, Class A Property Portfolio MONOGRAM RESIDENTIAL TRUST 8 The youngest portfolio among the listed multifamily REITs, with an average age of approximately 5 years Current average rental revenue per unit of $1,797, commanding a premium market rent due to new construction, amenities and overall high quality of communities – rents expected to further increase upon stabilization of development communities Significantly lower average annual cap-ex spend per unit vs. other listed multifamily REITs Monogram’s Favorable Competitive Positioning Key Portfolio Metrics Monogram (1) Select Publicly Traded Multifamily Average (2) Property Age (Avg. of Units) 5 22 Avg. Rental Revenue per Unit $1,797 $1,609 Occupancy 95% 95% Total Cap-Ex per Unit (Annual) (3)(4) $629 $1,456 Source: Company documents Notes Based on Monogram’s same store portfolio as of March 31, 2015 Companies include AEC, AIV, AVB, CPT, EQR, ESS, HME, MAA, PPS and UDR (where disclosure is available) 3-year average (2012-2014) Excludes Monogram’s retail tenant improvements

Scaled Platform Focused in Major Markets, with Significant Coastal Presence 38 Stabilized Properties, 2 Lease Ups, 11 Developments, 1 Land Held For Development 52 Total Properties, ~15k Units $3.8 Billion Cost (1) (2) Southern California 12% Total NOI Northern California 16% Total NOI Texas 21% Total NOI Colorado 11% Total NOI Florida 8% Total NOI Mid Atlantic 15% Total NOI New England 6% Total NOI Georgia 2% Total NOI Illinois 5% Total NOI Notes 1) Regional percentage of total NOI based on Monogram’s share of YTD net operating income for its stabilized portfolio through Q1 ’15; units include stabilized and lease up portfolio and development 2) Cost for stabilized assets reflects GAAP cost as of Q1 ‘15 and includes building improvements as well as intangibles recognized in GAAP acquisition accounting. Amounts are before any depreciation or amortization. Cost for developments are projected economic costs, and represent costs for all on-site development and construction costs recognized for GAAP, but also include certain items expensed for GAAP (primarily specific financing and operating expenses incurred during lease up) and exclude certain GAAP costs related to consolidated allocated costs, former sponsor-related fees and other non-cash capitalized cost items MONOGRAM RESIDENTIAL TRUST 9 Nevada 4% NOI

Market Overview – Job Growth Gaining Strength and Positive Absorption vs. Completion 10 Monogram’s markets feature the highest levels of job growth Demand exceeding completions in the majority of Monogram markets Employment Growth Rate (1) 12 Months ending Apr. 2015 1. San Jose 5.99% 2. San Francisco 4.66% 3. Orlando 4.28% 4. Dallas 4.12% 5. Riverside 4.08% 6. Seattle 3.93% 7. Salt Lake City 3.89% 8. Fort Lauderdale 3.69% 9. W Palm Beach 3.64% 10. Orange Co 3.40% U.S. 2.22% Net Completions Rate (% change in existing units, 4Q13 – 4Q14) Absorption Rate vs. Net Completions Rate: YE 4Q14 (2) Notes Employment Growth Rate - U.S. Bureau of Labor Statistics establishment survey Absorption Rate vs Net Completion Rate - Witten Advisors, LLC MONOGRAM RESIDENTIAL TRUST 6.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Aus Ral Orl Dal Den SJ Hou Sea DC Mia SF Phx Atl SD LA LV Phi NYC Bos FtL Absorption Rate (% change in occupied units, 4Q13 – 4Q14) Bold denotes Monogram market

Notes Witten Advisors, LLC US Census Bureau data as of 1Q15 Market Overview – Young Adults Finding Jobs and Homeownership Continues to Decline MONOGRAM RESIDENTIAL TRUST 11 Significant growth in “echo boomers” population – group with highest propensity to rent Favorable employment trends within this group driving rental demand in Monogram’s markets Average age of resident in Monogram portfolio is 38 and further along in career path Homeownership is nearing a 20-year low, indicating a relative growth in the demand base as well Year-over-Year Change in 20 – 34 Employment (000s) (1) (May y-o-y)2015 1,069 (1,171) (131) 172 518 347 725 (46) (1,149) (1,987) 800 845 709 848 719 1,187 (2,000) (1,500) (1,000) (500) 0 500 1,000 1,500 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 May y-y 2015

Strategic Joint Ventures Offer Efficient Capital for Growth MONOGRAM RESIDENTIAL TRUST 12 Two primary institutional JV relationships: PGGM joint venture (1) Interests in both stabilized and development investments 23 properties, containing 6,354 units in 14 markets Gross cost of approximately $1.8 billion NPS joint venture Interests in stabilized investments 14 properties, containing 3,748 units in 7 markets Gross cost of approximately $925 million Enhances return on capital via promotes and fee income Currently generates $3.8 million of fee income for Monogram annually which is projected to grow once developments are stabilized Buy / sell provisions which may allow for future wholly owned growth Approximately $590 million of total JV property interests represent potential attractive acquisition opportunities with minimal transaction costs if Monogram determines they would be accretive acquisitions Note Post May 2015 PGGM Acquisition

PGGM Transaction Case Study - Overview 13 Acquired PGGM’s joint venture interests in six multifamily communities and one mezzanine loan for a gross purchase price of $224.6 million Portfolio was purchased at estimated weighted average cap rate of 5.2% Six multifamily communities, representing over 2,000 units, that were part of transaction were 95.8% occupied as of March 31, 2015 Transaction was funded through $106.4 million of existing debt attributable to purchased interests and $118.2 million from existing credit facilities and cash on hand Promote and disposition fees totaling $4.5 million The transaction is expected to result in approximately $3 million per year of incremental recurring FFO MONOGRAM RESIDENTIAL TRUST Cameron Stone Gate Grand Reserve District Skye 2905 Veritas TDI Mezz 1 2 3 4 5 6 7

PGGM Transaction Case Study - Strategic Rationale 14 MONOGRAM RESIDENTIAL TRUST Investment is consistent with stated strategy of increasing wholly owned asset base through organic growth / purchase of JV property interests Wholly owned operating portfolio grows from seven to twelve properties, while simplifying the balance sheet and providing increased flexibility for financing and capital deployment Consistent with the REIT’s strategy for long-term growth and coastal market concentration, while providing greater flexibility for recycling capital in the future Operating familiarity of assets minimizes execution risk Efficient transaction, avoiding most third party transaction costs as well as a step-up in basis for calculating real estate taxes

Development Program To Drive Accretive Growth 15 A significant portion of the portfolio will be co-developed by us or purchased at completion under the limited partnership agreements We believe this provides: Strategic Growth – Allocate capital to opportunities that enhance market mix and portfolio quality Value Creation – Spread between stabilized yields and cap rates drives growth in cash flows and NAV over time Lower Risk and More Efficient Capital Deployment – In addition to in-house development, we partner with best-of-class development partners, which provides the ability to invest in a wider variety of investment opportunities Monogram’s potential risk under its development program largely minimized: One community completed 18 communities included in the development pipeline Of the 18, four communities stabilized in Q1 2015, and two communities are in lease up as of Q1 2015 Of the 12 current developments, ten communities with final building permits secured, with the remaining two sites presently entitled for the intended development plan Cost-overrun and completion guarantees secured from development partners MONOGRAM RESIDENTIAL TRUST

Value Creation Potential Through Development 16 Development – Estimated Remaining Cost Summary (1Q15 Through 4Q17) Total (in Millions) 100% Total Cost Remaining $534 JV Contribution ($18) Construction Loan Draws ($481) Put Options (MORE) $19 Net MORE Equity Required $54 (Units) Unit Delivery and Projected Development Yield $1.4 billion total development program (5,229 est. units) Approximately $886 million Monogram proportionate share of total cost, of which $601 million already incurred (68% complete) All but three projects expected to be completed by end of 2016 with stabilization projected by the end of 2017 Overall projected NOI yield at stabilization of 6.3% 6.2% 6.2% 6.4% Lease Up and Development Communities – 3,772 Units (1) MONOGRAM RESIDENTIAL TRUST (1) Excludes seven communities that were either completed, stabilized or in lease up as of March 31, 2015 0 500 1,000 1,500 2,000 2,500 3,000 2015 2016 2017 Units Delivered

Development Portfolio Primarily Focused in Major, Coastal Markets (1) (2) 17 Southern California 2 Developments, $322MM Northern California 1 Development, $65MM, 1 Land Held for Development Texas 2 Developments, $289MM Florida 2 Developments $139MM New England 1 Development, $229MM Georgia 1 Development $68MM Mid Atlantic 2 Developments $284MM 4110 Fairmont – Dallas, TX Blue Sol - Costa Mesa, CA Allusion West University – Houston, TX Notes Development Portfolio as of March 31,2015; development costs represent costs for all on site development and construction recognized for GAAP, adjusted for certain consolidated allocated costs, former sponsor-related fees and other non-cash capitalized costs Excludes lease up and completed communities MONOGRAM RESIDENTIAL TRUST

Development Pipeline Summary

Community	Ownership %	Actual/ Estimated Units	Actual/ Estimated Construction Start Date	Actual/ Estimated Date First Units	Actual/ Estimated Completion Date [1]	Actual/ Estimated Stabilization Date [1]	Estimated Economic Cost per Unit	Occupancy	Percent Complete	Proportionate Estimated Total Economic Costs	Proportionate Economic Costs Incurred as of 03/31/2015	Projected NOI Yield at Stabilization
Operating Communities Stabilized During Current Quarter or in Lease Up [2]												
4110 Fairmount - Dallas, TX	55.5%	299	3Q 2012	2Q 2014	3Q 2014	1Q 2015	$139,590	90%	100%	$23,143	$23,143	7.8%
Arpeggio Victory Park - Dallas, TX	55.5%	377	3Q 2012	1Q 2014	3Q 2014	1Q 2015	146,398	90%	98%	30,604	30,072	6.7%
Blue Sol - Costa Mesa, CA	100%	113	2Q 2013	3Q 2014	3Q 2014	1Q 2015	316,203	91%	97%	35,731	34,697	6.5%
Everly - Wakefield, MA	55.5%	186	2Q 2013	3Q 2014	4Q 2014	3Q 2015	258,330	40%	92%	26,644	24,605	6.1%
Muse Museum District - Houston, TX	55.5%	270	1Q 2013	3Q 2014	4Q 2014	1Q 2015	170,339	91%	100%	25,502	25,456	7.1%
Total Stabilized During the Current Qtr or in Lease Up		**1,245**					**182,089**	**83%**	**97%**	**141,624**	**137,973**	**6.8%**
Developments in Lease Up												
Point 21 - Denver, CO	55.5%	212	1Q 2013	4Q 2014	2Q 2015	4Q 2015	224,280	25%	94%	26,365	24,862	5.9%
Total Developments in Lease Up		**212**					**224,280**	**25%**	**94%**	**26,365**	**24,862**	**5.9%**
Construction												
SEVEN - Austin, TX	55.5%	220	4Q 2012	2Q 2015	3Q 2015	1Q 2016	254,797	N/A	92%	31,083	28,642	7.9%
Cyan on Peachtree - Atlanta, GA	55.5%	329	4Q 2013	2Q 2015	3Q 2015	3Q 2016	205,713	N/A	92%	37,528	34,479	6.1%
Zinc - Cambridge, MA	55.5%	392	2Q 2013	3Q 2015	4Q 2015	1Q 2017	462,316	N/A	82%	100,491	82,848	5.8%
SoMa - Miami, FL	55.5%	418	4Q 2013	3Q 2015	4Q 2015	4Q 2016	235,182	N/A	77%	54,511	42,124	6.2%
On Mission Lofts - San Francisco, CA	55.5%	121	2Q 2014	4Q 2015	4Q 2015	2Q 2016	537,782	N/A	61%	36,082	21,831	4.8%
The Alexan - Dallas, TX	49.9%	365	3Q 2013	2Q 2015	1Q 2016	4Q 2016	247,560	N/A	67%	45,098	30,270	6.4%
The Verge - San Diego, CA	70.3%	444	4Q 2013	3Q 2015	1Q 2016	2Q 2017	277,322	N/A	66%	86,561	56,852	6.1%
Nouvelle - Tysons Corner, VA	55.5%	461	4Q 2013	3Q 2015	2Q 2016	3Q 2017	421,329	N/A	64%	107,702	69,045	6.2%
Uptown Delray - Del Ray Beach, FL	55.5%	146	4Q 2014	3Q 2016	4Q 2016	2Q 2017	278,812	N/A	30%	22,572	6,719	6.3%
Shady Grove - Rockville, MD	100%	366	3Q 2014	3Q 2016	1Q 2017	4Q 2017	244,683	N/A	41%	89,554	36,461	6.1%
Total Construction		**3,262**					**308,499**	**N/A**	**67%**	**611,182**	**409,271**	**6.1%**
Pre-development												
Huntington Beach - Huntington Beach, CA [3]	65.4%	510	2Q 2015	1Q 2017	1Q 2018	3Q 2018	320,385	N/A	22%	106,779	23,725	6.4%
Total Pre-development		**510**					**320,385**	**N/A**	**22%**	**106,779**	**23,725**	**6.4%**
Land Held for Future Development												
Renaissance Phase II - Concord, CA	55.0%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5,462	
Total Developments		**5,229**					**$276,146**		**67%**	**$885,950**	**$601,293**	**6.3%**

Notes
1) The estimated completion and stabilization dates are primarily based on contractual arrangements adjusted for certain events (e.g., weather delays, labor availability and change orders)
2) These are communities included in the GAAP presentation in land, buildings and improvements but that are still in lease up or stabilized during the current quarter and still have some remaining development costs.
3) The ownership percentage for Huntington Beach is based upon the economics assuming completion of the development

MONOGRAM RESIDENTIAL TRUST 18

Development Case Study: The Franklin – Delray Beach, FL

- Investment Summary
  - 180-unit luxury class A development
  - Located within one-mile to a public beach and to Atlantic Avenue (premier dining/shopping destination in Palm Beach County)
  - Site aggregated and entitled by fee developer
  - Construction started in June 2012, completed in December 2013, and stabilized in March 2014


FRANKLIN
The Franklin - Exterior

- Value creation
  - Total cost of ~$31.7 million [(1)]
  - Currently 97% occupied
  - Current rents ~10% higher than development pro forma
  - 2015 projected yield of 7.8% vs. development pro forma of 6.5%
  - Potential value creation over cost to develop of over $16 million [(2)]


HOME
The Franklin - Interior

Notes
1) Economic costs represent costs for all on-site development and construction costs recognized for GAAP, but including certain items expensed for GAAP (primarily specific financing and operating expenses incurred during lease up) and excluding certain GAAP costs related to consolidated allocated costs, former sponsor-related fees and other non-cash capitalized cost items
2) Using 2015 budgeted NOI, less $250/unit capex, and 5% market cap rate

MONOGRAM RESIDENTIAL TRUST 19

Strong Balance Sheet [(1)]

Capital / Leverage Profile

- ~$225 million of available liquidity
  - $60 million of cash and $165 million of undrawn capacity on credit facilities
  - The REIT's share of equity required for the completion of the existing development program is $28.3 million
- Proven access to capital (mortgages, construction loans, credit facility, JV equity, dispositions, etc.)
- Strong balance sheet– 39% Debt to Gross Real Estate Assets
- Manageable debt maturities and weighted avg. interest rate of 3.4%

Capitalization Summary as of March 31, 2015		
(in Millions)	Consol.	Proportionate
Gross Operating Real Estate	$2,449	$1,577
Construction in progress, inc. land	$812	$484
Total Real Estate, Gross	**$3,261**	**$2,061**
Mortgage and Construction Debt	$1,232	$725
Credit Facility	$35	$35
Total Debt	**$1,267**	**$760**
Cash	$70	$57
Debt / Gross Real Estate Assets	39%	37%
Net Debt / Gross Real Estate Assets	37%	34%

Debt Maturity Schedule

Current Contractual Maturities



($)
400.0
300.0
200.0
100.0
0.0
2015
2016
2017
2018
2019
Thereafter
Consolidated
Proportionate

Note
1) All information as of March 31,2015, except the available liquidity which is as of May 7, 2015 and reflects the PGGM transaction

MONOGRAM RESIDENTIAL TRUST

20

Summary MONOGRAM RESIDENTIAL TRUST 21 High quality, diversified portfolio, with significant concentrations in primary markets and coastal regions Younger portfolio than any of the listed multifamily REITs drives strong resident demand and minimizes near-term cap-ex., resulting in premium rents Multiple growth drivers, including internal growth from lease-up and stabilization of existing portfolio and development pipeline, as well as incremental external growth through acquisitions and development Flexible capital structure with modest leverage and proven access to multiple sources of capital Deep and experienced management team, with track record of success and value creation